SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K


                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  October 23, 2002
                                                       ---------------

                         Outback Steakhouse, Inc.(R)
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


      Delaware              1-15935              59-3061413
  ---------------       ----------------        -------------
  (State or other       (Commission File        (IRS Employer
  jurisdiction of           Number)          Identification No.)
   incorporation


2202 North Westshore Boulevard, 5th Floor
        Tampa, Florida                        33607
-----------------------------------------   ----------
(Address of principal executive             (Zip Code)
           offices)


    Registrant's telephone number, including area code:  (813) 282-1225
                                                         --------------
                      Not applicable.
                      ---------------
   (Former name or former address, if changed since last report)


Item 5.   Other Events.

     At its regular meeting on October 23, 2002, the Company's Board of Directors increased the number of the Company's directors from 13 to 14 and appointed Thomas James to the Board. On October 23, 2002, the Company issued a press release announcing this action, a copy of which is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

     At its regular meeting on October 23, 2002, the Company's Board of Directors declared a quarterly cash dividend of $0.12 per common share payable December 6, 2002 to the shareholders of record as of November 22, 2002. On October 23, 2002, the Company issued a press release announcing this action, a copy of which is attached hereto as Exhibit 99.2 and incorporated by reference herein.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             OUTBACK STEAKHOUSE, INC.(R)


DATED:  October 24, 2002     By: /s/Joseph J. Kadow
                                 Joseph J. Kadow, Senior Vice President,
                                 Secretary and General Counsel




                               EXHIBIT INDEX


Exhibit    Description
Number

99.1       Press Release dated October 23, 2002.

99.2       Press Release dated October 23, 2002.


NEWS.....
October 23, 2002                         Contact: Robert S. Merritt
FOR IMMEDIATE RELEASE                                (813) 282-1225


                    OUTBACK STEAKHOUSE, INC.
               ANNOUNCES TOM JAMES AS NEW DIRECTOR

     Tampa, Florida, October 23, 2002 -- Outback Steakhouse, Inc.

(NYSE:  OSI) today announced that Tom James, Chairman of  Raymond

James Financial, Inc. has been elected to the Board of Director's of Outback.

     In  making the announcement, Outback Chairman Chris Sullivan said,  "Tom's  success  as a business and community  leader  will strengthen  our  Board and Company.  Tom brings a  new  level  of experience  and  will  play  a key role  in  moving  our  Company forward".

      Tom  James, Chairman and Chief Executive Officer of Raymond

James Financial, Inc. (NYSE-RJF), and Chairman of its subsidiary,

Raymond  James  and Associates, Inc., graduated magna  cum  laude from Harvard College in 1964 and from Harvard Business School  in

1966,  where  he  was  a Baker Scholar and  graduated  with  high

distinction.   He also holds a Juris Doctor from Stetson  College

of  Law,  St.  Petersburg,  Florida,  and  passed  the  Certified

Financial Planner exam in 1978.

      Mr. James is Chairman of the Heritage Family of Funds,  and

Raymond James Bank, FSB, and has served as a director of numerous other public corporations.

     The Company operates 775 Outback Steakhouses, 117 Carrabba's

Italian  Grills, 14 Fleming's Prime Steakhouse and Wine Bars,  14

Roy's,  one  Lee  Roy  Selmon's,  ten  Bonefish  Grills  and  one

Cheeseburger   in  Paradise  in  50  states  and   21   countries

internationally.

                                                     EXHIBIT 99.2

              Press Release dated October 23, 2002

NEWS.....
October 23, 2002                         Contact: Robert S. Merritt
FOR IMMEDIATE RELEASE                                (813) 282-1225


                       OUTBACK STEAKHOUSE, INC.
                           ANNOUNCES DIVIDEND

     Tampa,  Florida,  October 23 --- At its meeting  today,  the

Board  of  Directors of Outback Steakhouse,  Inc.  (NYSE  -  OSI)

declared a quarterly dividend of $0.12 per share of the Company's common  stock, payable December 6, 2002 to shareholders of record as of November 22, 2002.

     Chairman and CEO Chris Sullivan said, "The  Board's decision to  begin  paying  quarterly dividends while continuing  to  fund expansion  reflects  the strong financial position  and  earnings power of the Company."

     The Company will conduct a conference call today, Wednesday,

October  23,  2002  at  4:30 p.m. Eastern  Time  to  discuss  its financial results for the third quarter ended September 30, 2002.

The  discussion will be carried live on the Internet and  can  be accessed via the Company's web site at www.outback.com under  the

Investor  Relations tab.  Replay of the conference call  via  the

Internet will be available at this location for two weeks.

     The Company operates 775 Outback Steakhouses, 117 Carrabba's

Italian  Grills, 14 Fleming's Prime Steakhouse and Wine Bars,  14

Roy's,  one  Lee  Roy  Selmon's,  ten  Bonefish  Grills  and  one

Cheeseburger   in  Paradise  in  50  states  and   21   countries

internationally.